THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON DECEMBER 9, 2010 (THE “EXPIRATION DATE”).

No. ____________

SUPERCOM LTD.

WARRANT TO PURCHASE 1,129,032 ORDINARY SHARES,
PAR VALUE NIS0.01 PER SHARE

For VALUE RECEIVED, Special Situations Fund III, L.P. (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from SuperCom Ltd., an Israeli corporation (“Company”), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share equal to US$0.60 (the exercise price in effect being herein called the “Warrant Price”), 1,129,032 shares (“Warrant Shares”) of the Company’s Ordinary Shares, par value NIS0.01 per share (“Ordinary Shares”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

Section 1.  Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

Section 2.  Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

Section 3.  Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise this Warrant, in whole or in part, at any time prior to its expiration upon surrender of the Warrant, together with delivery of a duly executed Warrant exercise form, in the form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds (or, in certain circumstances, by cashless exercise as provided below) of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder). The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder, as specified in the Exercise Agreement. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the right to purchase the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business. Each exercise hereof shall constitute the re-affirmation by the Warrantholder that (i) the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 of the Purchase Agreement (as defined below) are true and correct in all respects with respect to the Warrantholder as of the time of such exercise, and (ii) the remaining representations and warranties (other than those noted in (i) above) contained in Section 5 of the Purchase Agreement (as defined below) are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.

Section 4.  Compliance with the Securities Act of 1933. Except as provided in the Purchase Agreement (as defined below), the Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 5.  Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for all income taxes due under federal, state or other law, if any such tax is due.

Section 6.  Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon surrender and cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto (if requested by the Company) in an amount reasonably satisfactory to the Company.

Section 7.  Reservation of Ordinary Shares. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued Ordinary Shares, sufficient Ordinary Shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable Ordinary Shares of the Company.

Section 8.  Adjustments. Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a)  If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Ordinary Shares in Ordinary Shares, subdivide its outstanding Ordinary Shares into a greater number of shares or combine its outstanding Ordinary Shares into a smaller number of shares or issue by reclassification of its outstanding Ordinary Shares any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of Ordinary Shares or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder. Such adjustments shall be made successively whenever any event listed above shall occur.

(b)  If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(c)  In case the Company shall fix a payment date for the making of a distribution (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants to all holders of Ordinary Shares, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of Ordinary Shares outstanding multiplied by the Market Price (as defined below) per share of Ordinary Shares immediately prior to such payment date, less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of Ordinary Shares outstanding multiplied by such Market Price per share of Ordinary Shares immediately prior to such payment date. “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Ordinary Shares are then listed on a U.S. national stock exchange, the closing sale price of one share of Ordinary Shares on such exchange on the last trading day prior to the Valuation Date; (b) if the Ordinary Shares are then quoted on The Nasdaq Stock Market, Inc. (“Nasdaq”), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar quotation system or association, the closing sale price of one share of Ordinary Shares on Nasdaq, the Bulletin Board or such other quotation system or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; or (c) if the Ordinary Shares are not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other quotation system or association, the fair market value of one share of Ordinary Shares as of the Valuation Date, as determined in good faith by the Board of Directors of the Company and the Warrantholder. If the Ordinary Shares are not then listed on a national securities exchange, the Bulletin Board or such other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of an Ordinary Shares as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Warranthotder are unable to agree upon the fair market value in respect of subpart (c) of this paragraph, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder. Such adjustment shall be made successively whenever such a payment date is fixed.

(d)  An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e)  In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than Ordinary Shares, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

(f)  Except as provided in subsection (g) hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of subsections (f)(l) through (f)(7) hereof, deemed to have issued or sold, any Ordinary Shares for no consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then and in each such case (a “Trigger Issuance”) the then-existing Warrant Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to the lowest price per share at which any Ordinary Share was issued or sold or deemed to be issued or sold; provided, however, that in no event shall the Warrant Price after giving effect to such Trigger Issuance be greater than the Warrant Price in effect prior to such Trigger Issuance.

For purposes of this subsection (f), the following subsections (f)(1) to (f)(7) shall also be applicable:

(f)(1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Ordinary Shares or any stock or security convertible into or exchangeable for Ordinary Shares (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Ordinary Shares are issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of Ordinary Shares issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such Options, then the total number of Ordinary Shares issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price. Except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issue of such Ordinary Shares or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Ordinary Shares upon conversion or exchange of such Convertible Securities.

(f)(2) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Ordinary Shares are issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of Ordinary Shares issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the total maximum number of Ordinary Shares issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price, provided that (a) except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issuance of such Ordinary Shares upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Warrant Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Warrant Price have been made pursuant to the other provisions of subsection 8(f).

(f)(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 8(f)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 8(f)(l) or 8(f)(2), or the rate at which Convertible Securities referred to in subsections 8(f)(I) or 8(f)(2) are convertible into or exchangeable for Ordinary Shares shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 8(f) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 8(f) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Warrant Price then in effect hereunder shall forthwith be changed to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(f)(4) Stock Dividends. Subject to the provisions of this Section 8(f), in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Ordinary Shares) payable in Ordinary Shares, Options or Convertible Securities, then any Ordinary Shares, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

(f)(5) Consideration for Stock. In case any Ordinary Shares, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Ordinary Shares, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Ordinary Shares, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the "Additional Rights") are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Warrantholder). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value of the Additional Rights, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Warrantholder.

(f)(6) Record Date. In case the Company shall take a record of the holders of its Ordinary Shares for the purpose of entitling them (i) to receive a dividend or other distribution payable in Ordinary Shares, Options or Convertible Securities or (ii) to subscribe for or purchase Ordinary Shares, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Ordinary Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(f)(7) Treasury Shares. The number of Ordinary Shares outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issue or sale of Ordinary Shares for the purpose of this subsection (f).

(g)  Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Warrant Price in the case of the issuance of (A) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) capital stock, Options or Convertible Securities in connection with strategic alliances, acquisitions and as equity kickers in lease and financing transactions, the primary purpose of which is not to raise equity capital, (C) Ordinary Shares issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, provided such securities are not amended after the date hereof to increase the number of Ordinary Shares issuable thereunder or to lower the exercise or conversion price thereof, (D) securities issued pursuant to that certain Purchase Agreement dated December 9, 2005, among the Company and the Investors named therein (the "Purchase Agreement") and securities issued upon the exercise or conversion of those securities, and (E) Ordinary Shares issued or issuable by reason of a dividend, stock split or other distribution on Ordinary Shares (but only to the extent that such a dividend, split or distribution results in an adjustment in the Warrant Price pursuant to the other provisions of this Warrant) (colfectively, "Excluded Issuances").

(h)  Upon any adjustment to the Warrant Price pursuant to Section 8(f) above, the total number of Warrant Shares purchasable hereunder shall be increased as follows:

Adjusted Warrant Shares = W(O + N)
O

where

"W" equals the number of Warrant Shares for which this Warrant is exercisable immediately prior to the Trigger Issuance;

"N" equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

"0" equals the number of shares outstanding on a fully diluted basis immediately prior to the Trigger Issuance.

Section 9.  Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional Ordinary Share would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional Ordinary Share on the date of exercise.

Section 10. Extension of Expiration Date. If the Company fails to cause any Registration Statement covering Registrable Securities (unless otherwise defined herein, capitalized terms are as defined in the Registration Rights Agreement relating to the Warrant Shares (the "Registration Rights Agreement")) to be declared effective prior to the applicable dates set forth therein, or if any of the events specified in Section 2(c)(ii) of the Registration Rights Agreement occurs, and the Blackout Period (whether alone, or in combination with any other Blackout Period) continues for more than 60 days in any 12 month period, or for more than a total of 90 days, then the Expiration Date of this Warrant shall be extended one day for each day beyond the 60-day or 90-day limits, as the case may be, that the Blackout Period continues.

Section 11. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 12. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Delivery of such written notice shall be deemed a final and binding determination with respect to such adjustment, absent manifest error, unless challenged by the Warrantholder within ten (10) days of receipt thereof. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 13. Identity of Transfer Agent. The Transfer Agent for the Ordinary Shares is American Stock Transfer & Trust Company. Upon the appointment of any subsequent transfer agent for the Ordinary Shares or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 14. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company's books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days' advance written notice to the other:

If to the Company:

SuperCom Ltd.
Millennium Building
3 Tidhar Street, P.O.B. 2094
Raanana 43665 Israel
Attention:
Fax:

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
Chrysler Center
666 Third Avenue
New York, New York 10017
Attention: Kenneth Koch
Fax: (212) 983-3115

Section 15. Registration Rights. The initial Warrantholder is entitled to the benefit of certain registration rights with respect to the Ordinary Shares issuable upon the exercise of this Warrant as provided in the Registration Rights Agreement, and any subsequent Warrantholder may be entitled to such rights.

Section 16. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 17. Governing Law; Consent to Jurisdiction: Waiver of Jury Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 18. Call Provision. Subject to the provisions of clauses (b) and (c) below, in the event that the closing bid price per Ordinary Share as traded on the Bulletin Board (or such other U.S. exchange or stock market on which the Ordinary Shares may then be listed or quoted) equals or exceeds US$1.20 (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Ordinary Shares occurring after the date hereof) for at least twenty (20) trading days during which the Registration Statement (as defined in the Registration Rights Agreement) has been effective (the "Trading Condition"), the Company, upon thirty (30) days prior written notice (the "Notice Period") given to the Warrantholder within one business day immediately following the end of such twenty (20) trading day period, may call this Warrant at a redemption price equal to US$0.01 per Ordinary Share then purchasable pursuant to this Warrant; provided that (i) the Company simultaneously calls all Company Warrants (as defined below) on the same terms, (ii) all of the Ordinary Shares issuable hereunder either (A) are registered pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement) which has not been suspended and for which no stop order is in effect, and pursuant to which the Warrantholder is able to sell such Ordinary Shares at all times during the Notice Period or (B) no longer constitute Registrable Securities (as defined in the Registration Rights Agreement) and (iii) this Warrant is fully exercisable for the full amount of Warrant Shares covered hereby. Notwithstanding any such notice by the Company, the Warrantholder shall have the right to exercise this Warrant prior to the end of the Notice Period.

(b) In any three-month period, no more than the lesser of (i) 20% of the aggregate amount of Warrants initially issued to a Warrantholder or (ii) the number of Warrants held by the Warrantholder, may be called by the Company and the Company may not call additional Warrants in any subsequent three-month period unless all the conditions specified in Section 18(a) are again met (including without limitation, the Trading Condition) at the time that any subsequent call notice is given.

(c) In connection with any transfer or exchange of less than all of this Warrant, the transferring Warrantholder shall deliver to the Company an agreement or instrument executed by the transferring Warrantholder and the new Warrantholder allocating between them on whatever basis they may determine in their sole discretion any subsequent call of this Warrant by the Company, such that after giving effect to such transfer the Company shall have the right to call the same number of Warrants that it would have had if the transfer or exchange had not occurred.

Section 19. Cashless Exercise. Notwithstanding any other provision contained herein to the contrary, from and after the first anniversary of the Closing Date (as defined in the Purchase Agreement) and so long as the Company is required under the Registration Rights Agreement to have effected the registration of the Warrant Shares for resale to the public pursuant to a Registration Statement (as such term is defined in the Registration Rights Agreement), if the Warrant Shares may not be freely sold to the public for any reason (including, but not limited to, the failure of the Company to have effected the registration of the Warrant Shares or to have a current prospectus available for delivery or otherwise, but excluding the period of any Allowed Delay (as defined in the Registration Rights Agreement), the Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Warrant Price in respect of the Ordinary Shares to be acquired, Ordinary Shares of equal value to the value of this Warrant, or any specified portion hereof, by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with a Net Issue Election Notice, in the form annexed hereto as Appendix B, duly executed, to the Company. Thereupon, the Company shall issue to the Warrantholder such number of fully paid, validiy issued and nonassessable Ordinary Shares as is computed using the following formula:

X	=	Y(A-B)
A

where

X = the number of Ordinary Shares to which the Warrantholder is entitled upon such cashless exercise;

Y = the total number of Ordinary Shares covered by this Warrant for which the Warrantholder has surrendered purchase rights at such time for cashless exercise (including both shares to be issued to the Warrantholder and shares as to which the purchase rights are to be canceled as payment therefor);

A = the “Market Price” of one Ordinary Share as at the date the net issue election is made; and

B = the Warrant Price in effect under this Warrant at the time the net issue election is made.

Section 20.   No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 21. Amendment; Waiver. This Warrant is one of a series of Warrants of like tenor issued by the Company pursuant to the Purchase Agreement and initially covering an aggregate of 1,129,032 Ordinary Shares (collectively, the “Company Warrants”). Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the holders of Company Warrants representing at least 50% of the number of Ordinary Shares then subject to all outstanding Company Warrants (the “Majority Holders”); provided, that (x) any such amendment or waiver must apply to all Company Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Warrant Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the Warrantholder.

Section 22.   Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the ______ day of December, 2005.

SUPERCOM LTD.

By:	By:
Name: Avi Schechter	Name: Eyal Tuchman
Title: C.E.O.	Title: C.F.O

APPENDlX A
SUPERCOM LTD.
WARRANT EXERCISE FORM

To SuperCom Ltd.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _________________ Ordinary Shares (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Address

Federal Tax ID or Social Security No.

and delivered by (certified mail to the above address, or (electronically (provide DWAC Instructions: ______________), or (other (specify): ________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated : _________, ___

Note: The signature must correspond with
Signature: _____________________________

the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

Name (please print)

Address

Federal Identification or Social Security No.

Assignee:

APPENDIX B
SUPERCOM LTD.
NET ISSUE ELECTION NOTICE

To: SuperCom Ltd.

Date : [____________]

The undersigned hereby elects under Section 19 of this Warrant to surrender the right to purchase [________] Ordinary Shares pursuant to this Warrant and hereby requests the issuance of [________] Ordinary Shares. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

Signature

Name for Registration

Mailing Address

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON DECEMBER 9, 2010 (THE “EXPIRATION DATE”).

No. ________

SUPERCOM LTD.

WARRANT TO PURCHASE 282,258 ORDINARY SHARES,
PAR VALUE NIS0.01 PER SHARE

For VALUE RECEIVED, Special Situations Cayman Fund, L.P. (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from SuperCom Ltd., an Israeli corporation (“Company”), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share equal to US$0.60 (the exercise price in effect being herein called the “Warrant Price”), 282,258 shares (“Warrant Shares”) of the Company’s Ordinary Shares, par value NIS0.01 per share (“Ordinary Shares”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise this Warrant, in whole or in part, at any time prior to its expiration upon surrender of the Warrant, together with delivery of a duly executed Warrant exercise form, in the form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds (or, in certain circumstances, by cashless exercise as provided below) of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder). The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder, as specified in the Exercise Agreement. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the right to purchase the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business. Each exercise hereof shall constitute the re-affirmation by the Warrantholder that (i) the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 of the Purchase Agreement (as defined below) are true and correct in all respects with respect to the Warrantholder as of the time of such exercise, and (ii) the remaining representations and warranties (other than those noted in (i) above) contained in Section 5 of the Purchase Agreement (as defined below) are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.

Section 4. Compliance with the Securities Act of 1933. Except as provided in the Purchase Agreement (as defined below), the Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for all income taxes due under federal, state or other law, if any such tax is due.

Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon surrender and cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto (if requested by the Company) in an amount reasonably satisfactory to the Company.

Section 7. Reservation of Ordinary Shares. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued Ordinary Shares, sufficient Ordinary Shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable Ordinary Shares of the Company.

Section 8. Adjustments. Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Ordinary Shares in Ordinary Shares, subdivide its outstanding Ordinary Shares into a greater number of shares or combine its outstanding Ordinary Shares into a smaller number of shares or issue by reclassification of its outstanding Ordinary Shares any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of Ordinary Shares or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder. Such adjustments shall be made successively whenever any event listed above shall occur.

(b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation shall be effected, then, as a condition of suchreorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(c) In case the Company shall fix a payment date for the making of a distribution (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants to all holders of Ordinary Shares, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of Ordinary Shares outstanding multiplied by the Market Price (as defined below) per share of Ordinary Shares immediately prior to such payment date, less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of Ordinary Shares outstanding multiplied by such Market Price per share of Ordinary Shares immediately prior to such payment date. "Market Price" as of a particular date (the "Valuation Date") shall mean the following: (a) if the Ordinary Shares are then listed on a U.S. national stock exchange, the closing sale price of one share of Ordinary Shares on such exchange on the last trading day prior to the Valuation Date; (b) if the Ordinary Shares are then quoted on The Nasdaq Stock Market, Inc. ("Nasdaq"), the National Association of Securities Dealers, Inc. OTC Bulletin Board (the "Bulletin Board") or such similar quotation system or association, the closing sale price of one share of Ordinary Shares on Nasdaq, the Bulletin Board or such other quotation system or association on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; or (c) if the Ordinary Shares are not then listed on a national stock exchange or quoted on Nasdaq, the Bulletin Board or such other quotation system or association, the fair market value of one share of Ordinary Shares as of the Valuation Date, as determined in good faith by the Board of Directors of the Company and the Warrantholder. If the Ordinary Shares are not then listed on a national securities exchange, the Bulletin Board or such other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of an Ordinary Shares as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value in respect of subpart (c) of this paragraph, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder. Such adjustment shall be made successively whenever such a payment date is fixed.

(d) An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e) In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than Ordinary Shares, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

(f) Except as provided in subsection (g) hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of subsections (f)(l) through (f)(7) hereof, deemed to have issued or sold, any Ordinary Shares for no consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then and in each such case (a ''Trigger Issuance") the then-existing Warrant Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to the lowest price per share at which any Ordinary Share was issued or sold or deemed to be issued or sold; provided, however, that in no event shall the Warrant Price after giving effect to such Trigger Issuance be greater than the Warrant Price in effect prior to such Trigger Issuance.

For purposes of this subsection (f), the following subsections (f)(l) to (Q(7) shall also be applicable:

(f)(l) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Ordinary Shares or any stock or security convertible into or exchangeable for Ordinary Shares (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Ordinary Shares are issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of Ordinary Shares issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such Options, then the total number of Ordinary Shares issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price. Except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issue of such Ordinary Shares or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Ordinary Shares upon conversion or exchange of such Convertible Securities.

(f)(2) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Ordinary Shares are issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of Ordinary Shares issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the total maximum number of Ordinary Shares issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price, provided that (a) except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issuance of such Ordinary Shares upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Warrant Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Warrant Price have been made pursuant to the other provisions of subsection 8(f).

(f)(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 8(f)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 8(f)(l) or 8(f)(2), or the rate at which Convertible Securities referred to in subsections 8(f)(l) or 8(f)(2) are convertible into or exchangeable for Ordinary Shares shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 8(f) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 8(f) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Warrant Price then in effect hereunder shall forthwith be changed to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(f)(4) Stock Dividends. Subject to the provisions of this Section 8(f), in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Ordinary Shares) payable in Ordinary Shares, Options or Convertible Securities, then any Ordinary Shares, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

(f)(5) Consideration for Stock. In case any Ordinary Shares, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Ordinary Shares, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Ordinary Shares, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the "Additional Rights") are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Warrantholder). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value of the Additional Rights, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Warrantholder.

(f)(6) Record Date. In case the Company shall take a record of the holders of its Ordinary Shares for the purpose of entitling them (i) to receive a dividend or other distribution payable in Ordinary Shares, Options or Convertible Securities or (ii) to subscribe for or purchase Ordinary shares, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Ordinary Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(f)(7) Treasury Shares. The number of Ordinary Shares outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issue or sale of Ordinary Shares for the purpose of this subsection (f).

(g)  Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Warrant Price in the case of the issuance of (A) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) capital stock, Options or Convertible Securities in connection with strategic alliances, acquisitions and as equity kickers in lease and financing transactions, the primary purpose of which is not to raise equity capital, (C) Ordinary Shares issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, provided such securities are not amended after the date hereof to increase the number of Ordinary Shares issuable thereunder or to lower the exercise or conversion price thereof, (D) securities issued pursuant to that certain Purchase Agreement dated December 9, 2005, among the Company and the Investors named therein (the "Purchase Agreement") and securities issued upon the exercise or conversion of those securities, and (E) Ordinary Shares issued or issuable by reason of a dividend, stock split or other distribution on Ordinary Shares (but only to the extent that such a dividend, split or distribution results in an adjustment in the Warrant Price pursuant to the other provisions of this Warrant) (collectively, "Excluded Issuances").

(h)  Upon any adjustment to the Warrant Price pursuant to Section 8(f)above, the total number of Warrant Shares purchasable hereunder shall be increased as follows:

Adjusted Warrant Shares = W(O + N)
O

where

"W" equals the number of Warrant Shares for which this Warrant is exercisable immediately prior to the Trigger Issuance;

"N" equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

"O" equals the number of shares outstanding on a fully diluted basis immediately prior to the Trigger Issuance.

Section 9.  Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional Ordinary Share would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional Ordinary Share on the date of exercise.

Section 10. Extension of Expiration Date. If the Company fails to cause any Registration Statement covering Registrable Securities (unless otherwise defined herein, capitalized terms are as defined in the Registration Rights Agreement relating to the Warrant Shares (the "Registration Rights Agreement")) to be declared effective prior to the applicable dates set forth therein, or if any of the events specified in Section 2(c)(ii) of the Registration Rights Agreement occurs, and the Blackout Period (whether alone, or in combination with any other Blackout Period) continues for more than 60 days in any 12 month period, or for more than a total of 90 days, then the Expiration Date of this Warrant shall be extended one day for each day beyond the 60-day or 90-day limits, as the case may be, that the Blackout Period continues.

Section 11. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 12. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Delivery of such written notice shall be deemed a final and binding determination with respect to such adjustment, absent manifest error, unless challenged by the Warrantholder within ten (10) days of receipt thereof. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 13. Identity of Transfer Anent. The Transfer Agent for the Ordinary Shares is American Stock Transfer & Trust Company. Upon the appointment of any subsequent transfer agent for the Ordinary Shares or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 14. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail. postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company's books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days' advance written notice to the other:

If to the Company:

SuperCom Ltd.
Millennium Building
3 Tidhar Street, P.O.B. 2094
Raanana 43665 Israel
Attention:
Fax:

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
Chrysler Center
666 Third Avenue
New York, New York 1 00 17
Attention: Kenneth Koch
Fax: (212) 983-31 15

Section 15. Registration Rights. The initial Warrantholder is entitled to the benefit of certain registration rights with respect to the Ordinary Shares issuable upon the exercise of this Warrant as provided in the Registration Rights Agreement, and any subsequent Warrantholder may be entitled to such rights.

Section 16. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 17. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this warrant. The Company and, by accepting this warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 18. Call Provision. Subject to the provisions of clauses (b) and (c) below, in the event that the closing bid price per Ordinary Share as traded on the Bulletin Board (or such other U.S. exchange or stock market on which the Ordinary Shares may then be listed or quoted) equals or exceeds US$1.20 (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Ordinary Shares occurring after the date hereof) for at least twenty (20) trading days during which the Registration Statement (as defined in the Registration Rights Agreement) has been effective (the "Trading Condition"), the Company, upon thirty (30) days prior written notice (the "Notice Period") given to the Warrantholder within one business day immediately following the end of such twenty (20) trading day period, may call this Warrant at a redemption price equal to US$0.01 per Ordinary Share then purchasable pursuant to this Warrant; provided that (i) the Company simultaneously calls all Company Warrants (as defined below) on the same terms, (ii) all of the Ordinary Shares issuable hereunder either (A) are registered pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement) which has not been suspended and for which no stop order is in effect, and pursuant to which the Warrantholder is able to sell such Ordinary Shares at all times during the Notice Period or (B) no longer constitute Registrable Securities (as defined in the Registration Rights Agreement) and (iii) this Warrant is fully exercisable for the full amount of Warrant Shares covered hereby. Notwithstanding any such notice by the Company, the Warrantholder shall have the right to exercise this Warrant prior to the end of the Notice Period.

(b) In any three-month period, no more than the lesser of (i) 20% of the aggregate amount of Warrants initially issued to a Warrantholder or (ii) the number of Warrants held by the Warrantholder, may be called by the Company and the Company may not call additional Warrants in any subsequent three-month period unless all the conditions specified in Section 18(a) are again met (including without limitation, the Trading Condition) at the time that any subsequent call notice is given.

(c) In connection with any transfer or exchange of less than all of this Warrant, the transferring Warrantholder shall deliver to the Company an agreement or instrument executed by the transferring Warrantholder and the new Warrantholder allocating between them on whatever basis they may determine in their sole discretion any subsequent call of this Warrant by the Company, such that after giving effect to such transfer the Company shall have the right to call the same number of Warrants that it would have had if the transfer or exchange had not occurred.

Section 19. Cashless Exercise. Notwithstanding any other provision contained herein to the contrary, from and after the first anniversary of the Closing Date (as defined in the Purchase Agreement) and so long as the Company is required under the Registration Rights Agreement to have effected the registration of the Warrant Shares for resale to the public pursuant to a Registration Statement (as such term is defined in the Registration Rights Agreement), if the Warrant Shares may not be freely sold to the public for any reason (including, but not limited to, the failure of the Company to have effected the registration of the Warrant Shares or to have a current prospectus available for delivery or otherwise, but excluding the period of any Allowed Delay (as defined in the Registration Rights Agreement), the Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Warrant Price in respect of the Ordinary Shares to be acquired, Ordinary Shares of equal value to the value of this Warrant, or any specified portion hereof, by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with a Net Issue Election Notice, in the form annexed hereto as Appendix B, duly executed, to the Company. Thereupon, the Company shall issue to the Warrantholder such number of fully paid, validly issued and nonassessable Ordinary Shares as is computed using the following formula:

X = Y (A-B)
        A

where

X = the number of Ordinary Shares to which the Warrantholder is entitled upon such cashless exercise;

Y = the total number of Ordinary Shares covered by this Warrant for which the Warrantholder has surrendered purchase rights at such time for cashless exercise (including both shares to be issued to the Warrantholder and shares as to which the purchase rights are to be canceled as payment therefor);

A = the "Market Price" of one Ordinary Share as at the date the net issue election is made; and

B = the Warrant Price in effect under this Warrant at the time the net issue election is made.

Section 20. No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 21. Amendment; Waiver. This Warrant is one of a series of Warrants of like tenor issued by the Company pursuant to the Purchase Agreement and initially covering an aggregate of 282,258 Ordinary Shares (collectively, the "Company Warrants"). Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the holders of Company Warrants representing at least 50% of the number of Ordinary Shares then subject to all outstanding Company Warrants (the "Majority Holders"); provided, that (x) any such amendment or waiver must apply to all Company Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Warrant Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the Warrantholder.

Section 22. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as o f the day of December, 2005.

SUPERCOM LTD

By:	By:
Name: Avi Schechter	Name: Eyal Tuchman
Title: C.E.O	Title: C.F.O

APPENDIX A
SUPERCOM LTD.
WARRANT EXERCISE FORM

To SuperCom Ltd.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, ________ Ordinary Shares ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

____________________________________
Name

____________________________________
Address

____________________________________
____________________________________
Federal Tax ID or Social Security No.

and delivered by (certified mail to the above address, or (electronically (provide Instructions: _____________ ), or (other DWAC (specify _______________________):

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

Dated : __________________________

Note: The signature must correspond with

Signature: ________________________

the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.	____________________________________ Name (please print)
____________________________________
____________________________________
Address

____________________________________
Federal Identification or Social Security No.

Assignee:
____________________________________
____________________________________
____________________________________

APPENDIX B
SUPERCOM LTD.
NET ISSUE ELECTION NOTICE

To: SuperCom Ltd.

Date: [___________________]

The undersigned hereby elects under Section 19 of this Warrant to surrender the right to purchase [_______] Ordinary Shares pursuant to this Warrant and hereby requests the issuance of [_______] Ordinary Shares. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

________________________________________________
Signature

________________________________________________
Name for Registration

________________________________________________
Mailing Address